1933 Act File No. 033-13019
1940 Act File No. 811-05083

Van Eck Worldwide Insurance Trust
Worldwide Absolute Return Fund

Supplement dated February 16, 2007

to the Supplement dated December 26, 2006 (“Supplement”)

to the Prospectus and Statement of Additional Information

dated May 1, 2006

This supplement updates certain information contained in the above-dated Supplement to the Prospectus and Statement of Additional Information for Van Eck Worldwide Insurance Trust (the “Trust”) regarding the Worldwide Absolute Return Fund (the “Fund”), a series of the Trust. You may obtain copies of the Trust’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Supplement is revised as follows:

1.	On page 4 of the Supplement, the following sentence replaces the last sentence of the first paragraph under the heading “3. Changes to the Fund’s Investment Strategies”:

“However, in no event will the Fund invest more than 5% of its net assets in the aggregate in shares of Van Eck Investment Companies.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE